Exhibit 10.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT
BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT

TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN
MARKED WITH “[***]”.

Amendment No. 1 to Project Plan 2

This Amendment No. 1 to Project Plan 2 (“PP2 Amendment 1”) is entered into between Uber Technologies Inc., a Delaware corporation with its principal place of business at 1725 3rd Street, San Francisco, CA 94158 (“Uber”), and Serve Operating Co. (f/k/a Serve Robotics Inc.), a Delaware corporation with a place of business at 730 Broadway, Redwood City, CA 94063 (“Company”).

WHEREAS, Uber and Company entered into a Master Framework Agreement, effective September 3rd, 2021, as amended on May 26, 2022, January 12, 2023, and September 6, 2023 (the “Agreement”). Uber and Company subsequently entered into Project Plan 2 to the Agreement effective May 26, 2022 (“PP2”). The Parties now desire to amend PP2 as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions set forth in this PP2 Amendment 1, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend PP2 as follows:

1.	Unless otherwise defined herein, all capitalized terms set forth herein have the same meanings attributed to such terms in the Agreement, including PP2.

2.	New Section XIV(a). The Parties hereby amend PP2 by inserting the following as a new Section XIV(a) within PP2:

XIV(a) Koreatown [***]. In conjunction with Company’s expansion of its operating area to the Koreatown section of Los Angeles, California (“Koreatown”), [***].

3.	This PP2 Amendment 1 is effective as of the date of the final signature hereto. The provisions of this PP2 Amendment 1 survive expiration or termination to the extent set forth in the Agreement.

4.	Except as otherwise provided in this PP2 Amendment 1, all terms and conditions of the Agreement remain in full force and effect. To the extent this PP2 Amendment 1 conflicts with the Agreement, the terms and conditions of this PP2 Amendment 1 control.

IN WITNESS WHEREOF, the Parties have caused this PP2 Amendment 1 to be executed by their duly authorized representatives.

*Signature page follows*

UBER TECHNOLOGIES INC.		SERVE OPERATING CO.

By:	/s/ Noah Zych	By:	/s/ Ali Kashani
Name:	Noah Zych	Name:	Ali Kashani
Title:	Global GM, Autonomous Mobility & Delivery	Title:	Co-founder & CEO
Date:	April 25, 2024	Date:	April 25, 2024